UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013 (October 31, 2013)

American Realty Capital New York Recovery REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54689	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
American Realty Capital New York Recovery REIT, Inc. (the "Company") previously filed a Current Report on Form 8-K on November 1, 2013 (the “Original Form 8-K”) reporting its acquisition of a 48.9% equity interest in Worldwide Plaza located on Eighth Avenue, between 49th and 50th Streets in Manhattan (the "Worldwide Plaza").  The $220.05 million purchase price of the 48.9% equity interest reflected an agreed value for Worldwide Plaza for $1.325 billion, less the $875.0 million of debt on the property. Subsequent to the filing of the Original Form 8-K, the Company filed an Amended Current Report of Form 8-K/A on November 26, 2013 ("Amendment No. 1") to restate Item 2.01 of the Original Form 8-K in its entirety.
This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K and Amendment No. 1 to provide (i) the financial information related to such acquisition required by Item 9.01 and (ii) certain additional information with respect to such acquisition. No other changes have been made to the Original Form 8-K or Amendment No. 1.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The following two paragraphs are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.
 In evaluating the Worldwide Plaza as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company has considered a variety of material factors including: location; demographics; credit quality of the tenants; duration of the in-place leases; strong occupancy and the fact that the overall rental rates are comparable to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; the level of competition in the rental market; and the lack of required capital improvements.
 The Company believes that the Worldwide Plaza is well located, has acceptable roadway access and is well maintained. The Worldwide Plaza is subject to competition from similar properties within its respective market area, and the economic performance of the tenants in the Worldwide Plaza could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire the Worldwide Plaza, nor, after reasonable inquiry, is the Company aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.
Item 9.01. Financial Statements and Exhibits.

Report of Independent Certified Public Accountants

Stockholders and Board of Directors
American Realty Capital New York Recovery REIT, Inc.
We have audited the accompanying Historical Summary of a fee simple interest in an office building located at 350 West 50th Street in Manhattan, New York (the “Worldwide Plaza”) which comprise the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the Historical Summary.

Management's responsibility for the Historical Summary
Management of WWP Holdings, LLC is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor's responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Worldwide Plaza for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of American Realty Capital New York Recovery REIT, Inc., as described in Note 1 to the Historical Summary, and is not intended to be a complete presentation of the Worldwide Plaza's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ MARGOLIN, WINER & EVENS LLP

Garden City, New York
January 17, 2014

WORLDWIDE PLAZA

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(In thousands)

	Nine Months Ended	Year Ended
	September 30, 2013	December 31, 2012
	(Unaudited)
Revenues:
Rental income	$79,300	$102,698
Operating expense reimbursements	2,664	3,047
Other tenant related income	77	241
Total revenues	82,041	105,986

Certain expenses:
Real estate taxes	18,205	23,706
Property operating and maintenance	13,294	16,015
Insurance	596	602
Total certain expenses	32,095	40,323
Revenues in excess of certain expenses	$49,946	$65,663
 The accompanying notes are an integral part of these Statements of Revenues and Certain Expenses.

WORLDWIDE PLAZA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts as of and for the nine months ended September 30, 2013 are unaudited)

1. Background and Basis of Presentation
The accompanying Statements of Revenues and Certain Expenses (“Historical Summary”) include the operations of the Worldwide Plaza located on Eighth Avenue, between 49th and 50th Streets in Manhattan (the “Worldwide Plaza”) for the nine months ended September 30, 2013 and year ended December 31, 2012. American Realty Capital New York Recovery REIT, Inc. (the “Company”) completed its 48.9% equity investment in the Worldwide Plaza through a wholly owned subsidiary of its operating partnership from an unaffiliated third party on October 31, 2013, for $220.05 million. The Worldwide Plaza contains 1.8 million rentable square feet of office space. WWP Sponsor, LLC, the entity which owns Worldwide Plaza also owns a 1% general partnership interest in New York Communications Center Associates, L.P., which owns 30,000 square feet of retail space, a five-stage off-Broadway theater, a 38,000 square foot fitness center and a garage providing 475 parking spaces. New York Communications Center Associates, L.P. is not included in the Historical Summary.
The accompanying Historical Summary in this Form 8-K/A has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires that certain information with respect to real estate operations be included with certain SEC filings. An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors:  (a) the Worldwide Plaza was acquired from an unaffiliated party; and (b) based on due diligence of the Worldwide Plaza by the Company, management is not aware of any material factors relating to the Worldwide Plaza that would cause this financial information not to be indicative of future operating results.
2.  Summary of Significant Accounting Policies
The Historical Summary included herein was prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and with the special instructions for real estate operations to be acquired under Rule 3-14 of Regulation S-X. The information furnished includes all adjustments and accruals of a normal recurring nature, which, in the opinion of management, are necessary for a fair presentation of results for the interim period. The results of operations for the nine months ended September 30, 2013 may not necessarily be indicative of the results for the entire year or any subsequent interim period.
Revenue Recognition
Under the terms of the leases, the tenants pay monthly rent reimbursements to the property's owner for certain expenses. Reimbursements from the tenants are recognized as revenue in the period the applicable expenses are incurred. Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to increases to rental income of $28.0 million and $39.1 million over the rent payments received in cash for both the nine months ended September 30, 2013 and the year ended December 31, 2012, respectively.
An estimated allowance for uncollectible rent receivable is recorded based upon an analysis of tenant receivables and historical bad debts, tenant concentrations, tenant credit worthiness, tenant security deposits (including letters of credit and sublease guarantees provided by the tenant), current economic trends and changes in tenant payment terms.  Managemement believes no allowance is necessary for both billed and unbilled receivables as of September 30, 2013 and December 31, 2012.
The following table lists the tenants whose annualized rental income on a straight-line basis represented greater than 10% of total annualized rental income for all tenants on a straight-line basis as of September 30, 2013 and December 31, 2012:

Tenant	September 30, 2013	December 31, 2012
Nomura Holding America, Inc.	36.7%	34.6%
Cravath, Swaine & Moore, LLP	54.0%	55.6%
The termination, delinquency or non-renewal of one of the above tenants may have a material adverse effect on revenues. No other tenant represents more than 10% of annualized rental income as of September 30, 2013 and December 31, 2012.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summary.

WORLDWIDE PLAZA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts as of and for the nine months ended September 30, 2013 are unaudited)

3. Future Minimum Base Rental Payments
The following table presents future minimum base cash rental payments due subsequent to September 30, 2013.  These amounts exclude contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items. Future minimum base rental payments are as follows:

(In thousands)	Future Minimum Base Rental Payments
October 1, 2013 to December 31, 2013	$25,100
2014	102,000
2015	104,100
2016	104,300
2017	104,400
2018 and thereafter	1,138,600
Total	$1,578,500
4. Related Party Transactions
WWP Holdings, LLC, a wholly-owned subsidiary of WWP Sponsor, LLC, entered into a management agreement with an affiliate of one of the members (the “Agent”), which provides for an annual management fee of 1% of the gross receipts of Worldwide Plaza. In addition, WWP Holdings, LLC reimburses the Agent for expenses, as defined, incurred for the management of Worldwide Plaza. WWP Holdings, LLC incurred property management fees of $0.9 million and $1.0 million for the nine months ended September 30, 2013 and the year ended December 31, 2012, respectively. Reimbursable expenses incurred by the Agent amounted to $0.1 million during both the nine months ended September 30, 2013 and the year ended December 31,2012.
5. Subsequent Events
The Company has evaluated subsequent events through January 17, 2014, the date which this Historical Summary has been issued, and has determined that there have not been any events that have occurred that would require adjustments to or disclosure in the Historical Summary.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2013
(In thousands)

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company's investment in the Worldwide Plaza, as referenced in the Notes to the audited Historical Summary above, had occurred as of September 30, 2013. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statements of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company's investment in the Worldwide Plaza occurred as of September 30, 2013, nor does it purport to present the future financial position of the Company.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2013
(In thousands)

	American Realty Capital New York Recovery REIT, Inc.(1)	Worldwide Plaza (2)	Pro Forma American Realty Capital New York Recovery REIT, Inc.
Assets
Real estate investments, at cost:
Land	$208,748	$—	$208,748
Buildings, fixtures and improvements	529,816	—	529,816
Acquired intangible lease assets	83,102	—	83,102
Total real estate investments, at cost	821,666	—	821,666
Less: accumulated depreciation and amortization	(32,106)	—	(32,106)
Total real estate investments, net	789,560	—	789,560
Cash and cash equivalents	376,552	(236,962)	139,590
Restricted cash	1,490	—	1,490
Investment in unconsolidated joint venture	—	236,962	236,962
Investment securities, at fair value	1,107	—	1,107
Derivatives, at fair value	301	—	301
Receivable for sales of common stock	10,589	—	10,589
Due from affiliates, net	500	—	500
Prepaid expenses and other assets	21,739	—	21,739
Deferred costs, net	11,346	—	11,346
Total assets	$1,213,184	$—	$1,213,184
Liabilities and Equity
Mortgage notes payable	$172,831	$—	$172,831
Credit facility	80,000	—	80,000
Below market lease liabilities, net	33,299	—	33,299
Derivative, at fair value	1,557	—	1,557
Accounts payable and accrued expenses	23,603	—	23,603
Deferred rent and other liabilities	1,642	—	1,642
Distributions payable	4,987	—	4,987
Total liabilities	317,919	—	317,919
Common stock	1,078	—	1,078
Additional paid-in capital	945,588	—	945,588
Accumulated other comprehensive income	(1,424)	—	(1,424)
Accumulated deficit	(51,195)	—	(51,195)
Total stockholders' equity	894,047	—	894,047
Non-controlling interests	1,218	—	1,218
Total equity	895,265	—	895,265
Total liabilities and equity	$1,213,184	$—	$1,213,184

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Reflects the Company's historical unaudited Balance Sheet as of September 30, 2013, as previously filed.
(2) Reflects the Company's investment in the Worldwide Plaza. The purchase price, excluding related acquisition expenses, was $220.05 million, which was funded from available cash received through the sale of common stock. The Company's investment in this joint venture reflected an agreed value for Worldwide Plaza for $1.325 billion, less the $875.0 million (notional value) of debt on the property. At acquisition, the Company also funded $4.7 million related to its pro-rata portion of apportionments and reimbursements as required in the Contribution and Admission Agreement as well as aggregate acquisition and financing coordination fees of $12.2 million, of which $9.7 million was incurred from New York Recovery Advisors, LLC, the Company's affiliated advisor.
Investments over which the Company has the ability to exercise significant influence, but does not have control, are accounted for using the equity method of accounting for investments. Therefore, the Company's investment in Worldwide Plaza is reflected as an investment in unconsolidated joint venture in the accompanying pro forma consolidated balance sheet.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

The following Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2013 and the year ended December 31, 2012, are presented as if the Company's investment in the Worldwide Plaza, as referenced in the Notes to the audited Historical Summary above, had occurred as of the beginning of the earliest period presented. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company's historical financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company's investment in the Worldwide Plaza occurred as of the beginning of the period presented, nor does it purport to present the future results of operations of the Company.
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013:

(In thousands)	American Realty Capital New York Recovery REIT. (1)	Worldwide Plaza		Pro Forma American Realty Capital New York Recovery REIT, Inc.
Revenues:
Rental income	$32,283	$—		$32,283
Operating expense reimbursements	2,677	—		2,677
Total revenues	34,960	—		34,960
Operating expenses:
Property operating	7,855	—		7,855
Acquisition and transaction related	4,639	—		4,639
General and administrative	547	—		547
Depreciation and amortization	20,531	—		20,531
Total operating expenses	33,572	—		33,572
Operating income	1,388	—		1,388
Other income (expenses):
Interest expense	(7,589)	—		(7,589)
Equity income of unconsolidated joint venture	—	(11,689)	(2)	(11,689)
Interest and investment income	27	—		27
Gain on derivative instrument	4	—		4
Total other expenses	(7,558)	(11,689)		(19,247)
Net income (loss)	(6,170)	(11,689)		(17,859)
Net loss attributable to non-controlling interests	22	—		22
Net income (loss) attributable to stockholders	$(6,148)	$(11,689)		$(17,837)

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012:

(In thousands)	American Realty Capital New York Recovery REIT. (1)	Worldwide Plaza		Pro Forma American Realty Capital New York Recovery REIT, Inc.
Revenues:
Rental income	$14,519	$—		$14,519
Operating expense reimbursements	903	—		903
Total revenues	15,422	—		15,422
Operating expenses:
Property operating	2,398	—		2,398
Acquisition and transaction related	6,066	—		6,066
General and administrative	226	—		226
Depreciation and amortization	8,097	—		8,097
Total operating expenses	16,787	—		16,787
Operating loss	(1,365)	—		(1,365)
Other income (expenses):
Interest expense	(4,994)	—		(4,994)
Equity income of unconsolidated joint venture	—	(29,131)	(2)	(29,131)
Interest income	1	—		1
Loss on derivative instrument	(14)	—		(14)
Total other expenses	(5,007)	(29,131)		(34,138)
Net income (loss)	(6,372)	(29,131)		(35,503)
Net loss attributable to non-controlling interests	33	—		33
Net income (loss) attributable to stockholders	$(6,339)	$(29,131)		$(35,470)

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

(1) Reflects the Company's historical operations for the period indicated as previously filed.
(2) Reflects the Company’s share of the net income of Worldwide Plaza for the period indicated. In accordance with accounting for investments using the equity method of accounting, the Company's share of income and losses from Worldwide Plaza is recorded to equity income from unconsolidated joint venture in the consolidated statement of operations.
It also reflects the depreciation and amortization related to the difference in the cost of the Company's investment and the book value of the investment at acquisition. When an entity makes an investment that qualifies for the equity method of accounting, there may be a difference in the cost basis of the investment and the proportional interest in the equity of the investee, often referred to as a basis difference. The Company has preliminarily allocated the fair value of the identifiable assets and liabilities and compared these allocations to the book value of Worldwide Plaza's assets and liabilities in order to determine the differences in basis. The differences in basis are depreciated or amortized using the straight-line method over the estimated useful lives of 40 years for buildings, 15 years for land improvements, five to ten years for fixtures and building improvements, and the remaining lease term for tenant improvements, in-place lease intangibles and above-market lease intangibles. Below-market lease intangibles are amortized over the remaining term and any fixed rate renewal periods provided within the respective leases. In determining the amortization period for below-market lease intangibles, the Company initially considers, and periodically evaluates on a quarterly basis, the likelihood that a lessee will execute the renewal option.  The likelihood that a lessee will execute the renewal option is determined by taking into consideration the tenant's payment history, the financial condition of the tenant, business conditions in the industry in which the tenant operates and economic conditions. Difference in basis attributable to debt are amortized over the remaining term of the related debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

Date: January 17, 2014	By:	/s/ Shawn P. Seale
Shawn P. Seale
Chief Financial Officer